UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☑

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑ Definitive proxy statement
☐ Definitive additional materials
☐ Soliciting material under Rule 14a-12

MarineMax, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MARINEMAX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
February 3, 2005

      An Annual Meeting of Stockholders of MarineMax, Inc., a Delaware corporation, will be held at 8:00 a.m., local time, on Thursday, February 3, 2005, at the executive offices of the Company, 18167 U.S. Highway 19 North, Suite 300, Clearwater, Florida, for the following purposes:

1.	To elect two directors, each to serve for a three-year term expiring in 2008.

2.	To approve an amendment to our 1998 Incentive Stock Plan to increase the number of shares of common stock issuable under our 1998 Incentive Stock Plan by the number of shares exercised with respect to any awards granted under the plan.

3.	To approve an amendment to our 1998 Employee Stock Purchase Plan to increase the number of shares of our common stock that may be purchased under the plan from 500,000 shares to 750,000 shares.

4.	To ratify the appointment of Ernst & Young LLP, an independent registered certified public accounting firm, as our independent auditor for the fiscal year ending September 30, 2005.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice.

      Only stockholders of record at the close of business on December 15, 2004 are entitled to notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously returned a proxy.

Sincerely,

MICHAEL H. MCLAMB
Secretary

Clearwater, Florida

December 27, 2004

VOTING AND OTHER MATTERS
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN TRANSACTIONS AND RELATIONSHIPS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS
PROPOSAL TO AMEND OUR 1998 INCENTIVE STOCK PLAN
PROPOSAL TO AMEND OUR 1998 EMPLOYEE STOCK PURCHASE PLAN
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
OTHER MATTERS

MARINEMAX, INC.

18167 U.S. Highway 19 North, Suite 300
Clearwater, Florida 33764

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

      The enclosed proxy is solicited on behalf of MarineMax, Inc., a Delaware corporation, by our board of directors for use at our Annual Meeting of Stockholders to be held at 8:00 a.m. on Thursday, February 3, 2005, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at the executive offices of our company, 18167 U.S. Highway 19 North, Suite 300, Clearwater, Florida.

      These proxy solicitation materials were first mailed on or about January 4, 2005 to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

      Stockholders of record at the close of business on December 15, 2004 are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 15,820,583 shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

      The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, a plurality of the votes properly cast in person or by proxy will be required to elect directors; and the affirmative vote of a majority of the shares present in person or by proxy will be required to approve the amendments to our 1998 Incentive Stock Plan and our 1998 Employee Stock Purchase Plan, and to ratify the appointment of Ernst & Young LLP, an independent registered certified public accounting firm, as our independent auditor for the fiscal year ending September 30, 2005.

      Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

      When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (i) “for” the election of nominees set forth in this proxy statement, (ii) “for” approval of the amendment to our 1998 Incentive Stock Plan, (iii) “for” approval of the amendment to our 1998 Employee Stock Purchase Plan, and (iv) “for” the ratification of the appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending September 30, 2005.

Revocability of Proxies

      Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Solicitation

      We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

      Our 2004 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Compensation Committee Report on Executive Compensation,” “Report of the Audit Committee,” and “Performance Graph” below shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

      We will provide, without charge, a copy of our annual report on Form 10-K for the fiscal year ended September 30, 2004 as filed with the Securities and Exchange Commission to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our company’s secretary at our executive offices set forth in this proxy statement.

ELECTION OF DIRECTORS

Nominees

      Our certificate of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our board of directors. Presently, the number of directors is fixed at seven and that number of directors is divided into three classes, with one class standing for election each year for a three-year term. The board of directors has nominated Robert D. Basham and Michael H. McLamb for election as Class I directors for three-year terms expiring in 2008 or until their respective successors have been elected and qualified.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. Messrs. Basham and McLamb currently are directors of our company. In the event that either nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

      The board of directors recommends a vote “for” the nominees named herein.

      The following table sets forth certain information regarding our directors.

Name	Age	Position

William H. McGill Jr.	61	Chairman of the Board, President, Chief Executive Officer, and Director(1)(2)
Michael H. McLamb	39	Executive Vice President, Chief Financial Officer, Secretary and Director
Robert D. Basham	56	Director(1)(3)(5)
Hilliard M. Eure III	68	Director(4)(5)
John B. Furman	60	Director(3)(4)

Name	Age	Position

Robert S. Kant	60	Director(1)
Dean S. Woodman	76	Director(1)(3)(4)(5)

(1)	Member of the 1998 Incentive Stock Plan Committee

(2)	Member of the Employee Stock Purchase Plan Committee

(3)	Member of the Compensation Committee

(4)	Member of the Audit Committee

(5)	Member of Nominating/ Corporate Governance Committee

      William H. McGill Jr. has served as the Chief Executive Officer of our company since January 1998 and as the Chairman of the Board and as a director of our company since March 1998. Mr. McGill served as President of our company from January 1988 until September 2000 and re-assumed that position in July 2002. Mr. McGill was the principal owner and president of Gulfwind USA, Inc., one of our operating subsidiaries, now called MarineMax of Central Florida, LLC, from 1973 until its merger with our company in March 1998.

      Michael H. McLamb has served as Executive Vice President of our company since October 2002, as Chief Financial Officer since January 1998, as Secretary since April 1998, and as a director since November 2003. Mr. McLamb served as Vice President and Treasurer of our company from January 1998 until October 2002. Mr. McLamb, a certified public accountant, was employed by Arthur Andersen LLP from December 1987 to December 1997, serving most recently as a senior manager.

      Robert D. Basham has served as a director of our company since January 2002. Mr. Basham is a founder of Outback Steakhouse, Inc., where he has served as a director since its inception in 1987 and has been President and the Chief Operating Officer of Outback Steakhouse, Inc. since February 1991. Outback Steakhouse, Inc. operates more than 1,150 restaurants.

      Hilliard M. Eure, III has served as a director of our company since December 2004. Mr. Eure was a member of the Board of Directors, Executive Committee, Audit Committee, and Chairman of the Board of Directors of WEDU, a public broadcasting station in west central Florida, from January 1991 through December 2001. He was also the part-time Chief Executive Officer of First Republic Corporation, a beer importer and distributing company, from January 1995 until June 1995. Mr. Eure was the Managing Partner of the Tampa Bay office of KPMG LLP (formerly Peat, Marwick, Mitchell & Co.) from July 1977 until June 1993, an Audit Partner and Southeast Regional Recruiting Coordinator in the Atlanta office of KPMG from July 1976 until June 1977, and an Audit Partner in the Greensboro, North Carolina office of KPMG from July 1968 until June 1976. Mr. Eure is a director of WCI Communities, Inc., a New York Stock Exchange-listed home builder, since 1946.

      John B. Furman has served as a director of our company since February 2003. Mr. Furman has been President and Chief Executive Officer of GameTech International, Inc., a publicly traded company involved in interactive electronic bingo systems, since October 2004. Mr. Furman was a consultant to public and private companies, where he was primarily involved in product commercialization, business transactions, and financial restructurings, from February 2002 until October 2004. Mr. Furman served as President and Chief Executive Officer and a director of Rural/ Metro Corporation, a publicly held provider of emergency and fire protection services, from August 1998 until January 2000. Mr. Furman was a senior member of the law firm of O’Connor, Cavanagh, Anderson, Killingsworth & Beshears, a professional association, from January 1983 until August 1998; he was Associate General Counsel of Waste Management, Inc., a New York Stock Exchange-listed provider of waste management services, from May 1977 until December 1983; and Vice President, Secretary, and General Counsel of the Warner Company, a New York Stock Exchange-listed company involved in industrial mineral extractions and processing, real estate development, and solid and chemical waste management, from November 1973 until April 1977. Mr. Furman is a director of Smith & Wesson Holding Corporation, the world’s largest manufacturer of handguns whose stock is listed on the American Stock Exchange.

      Robert S. Kant has served as a director of our company since August 1998. Mr. Kant has been a principal shareholder of the law firm of Greenberg Traurig since September 1999. Prior to that, Mr. Kant was a senior member of the law firm of O’Connor, Cavanagh, Anderson, Killingsworth & Beshears, a professional association, for more than 18 years.

      Dean S. Woodman has served as a director of our company since September 1999. Since July 1999, Mr. Woodman has served as a consultant to public and private companies specializing in financial assignments, private equity and debt placements, and mergers and acquisitions. Mr. Woodman was a Managing Director of ING Barings LLC (and its predecessor Furman Selz), an international investment banking firm, from July 1989 to June 1999 and a Managing Director in the investment banking group of Hambrecht & Quist from October 1984 to March 1988. Mr. Woodman was a founding partner of Robertson Colman Stephens & Woodman in 1978 and of Woodman Kirkpatrick & Gilbreath in 1982. Previously, Mr. Woodman worked in the investment banking division of Merrill Lynch for 23 years, where he spent 16 years as director of West Coast corporate financing until 1978. Mr. Woodman serves as a director of Medallion Bank, a wholly owned subsidiary of Medallion Financial Corp., a publicly traded commercial finance company; SciClone Pharmaceuticals, Inc., a publicly traded biotechnology company; and Plan Express, Inc., a privately held provider of Web enabled reprographic and distribution services to the design and construction industry.

Classification of our Board of Directors

      Our board of directors is divided into three classes, with one class standing for election each year for a three-year term. At each annual meeting of stockholders, directors of a particular class will be elected for three-year terms to succeed the directors of that class whose terms are expiring. Messrs. Basham and McLamb are Class I directors whose terms will expire at the meeting, and Messrs. Basham and McLamb have been nominated by our board for re-election for three-year terms expiring in 2008. Messrs. McGill, Furman, and Kant are Class II directors whose terms will expire in 2006. Messrs. Eure and Woodman are Class III directors whose terms will expire in 2007. There are no family relationships among any of our directors or officers.

Information Relating to Corporate Governance and the Board of Directors

      Our board of directors has an Audit Committee, a Compensation Committee, and a Nominating/ Corporate Governance Committee, each consisting entirely of independent directors, as well as a 1998 Incentive Stock Plan Committee, and an Employee Stock Purchase Plan Committee.

      Our board of directors has determined, after considering all the relevant facts and circumstances, that Messrs. Basham, Eure, Furman, and Woodman are independent directors, as “independence” is defined by the listing standards of the New York Stock Exchange, because they have no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). Messrs. McGill and McLamb are employee directors, and Mr. Kant is a non-employee director.

      Our board of directors has adopted charters for the Audit, Compensation, and Nominating/ Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the board. Our board of directors has also adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website at www.MarineMax.com, the charters of our Audit, Compensation, and Nominating/ Corporate Governance Committees; our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or New York Stock Exchange regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

      We regularly schedule executive sessions in which non-management directors, meet without the presence or participation of management, with at least one of such sessions including only independent directors. The presiding director of such executive session rotates among the Chairs of the Audit Committee, Compensation Committee, and the Nominating/ Corporate Governance Committee.

      Interested parties may communicate with our board of directors or specific members of our board of directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of MarineMax, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are sent to the indicated directors.

The Audit Committee

      The purpose of the Audit Committee is to assist the oversight of our board of directors of the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and internal audit function. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company. The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit, reviews accounting and financial controls of our company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

      During fiscal 2004, the Audit Committee consisted of Messrs. Furman and Woodman and Mr. Gerald Benstock, a former director of our company, each an independent director of our company under the New York Stock Exchange rules as well as under rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Mr. Benstock retired as a director of our company during December 2004. The board of directors has determined that Messrs. Eure and Woodman (whose backgrounds are detailed above) each qualify as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.

The Compensation Committee

      The purpose and responsibilities of the Compensation Committee include reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and determining and approving the compensation level of our Chief Executive Officer based on this evaluation. The Compensation Committee also recommends to the board of directors with respect to, or, as directed by the board of directors, determines and approves, compensation of our other executive officers, and considers the grant of stock options to our executive officers under our 1998 Incentive Stock Plan. The Compensation Committee currently consists of Messrs. Basham, Furman, and Woodman.

The 1998 Incentive Stock Plan Committee and Employee Stock Purchase Plan Committee

      The responsibilities of the 1998 Incentive Stock Plan Committee include administering the 1998 Incentive Stock Plan, including selecting the non-executive officer employees to whom options and awards will be granted; and the responsibilities of the Employee Stock Purchase Plan Committee include the administration of the Employee Stock Purchase Plan.

The Nominating/ Corporate Governance Committee

      The purpose and responsibilities of the Nominating/ Corporate Governance Committee include the identification of individuals qualified to become board members, the selection or recommendation to the board of directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the board of directors of a set of corporate governance principles applicable to our company, the oversight of the selection and composition of committees of the board of directors, and the oversight of the evaluations of the board of directors and management. During fiscal 2004, the Nominating/ Corporate Governance Committee consisted of Messrs. Basham, Benstock, and Woodman. Mr. Benstock

retired as a director of our company during December 2004, and Mr. Eure has been appointed as a member of the Committee. The Nominating/ Corporate Governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our board of directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s secretary at the address listed herein. The Nominating/ Corporate Governance Committee identifies and evaluates nominees for our board of directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our board of directors. As discussed above, the members of the Nominating/ Corporate Governance Committee are independent, as that term is defined by the listing standards of the New York Stock Exchange.

Board and Committee Meetings

      Our board of directors held a total of seven meetings during the fiscal year ended September 30, 2004. Except for Mr. Basham, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors; and (ii) the total number of meetings held by all committees of the board of directors on which such director was a member. We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the board of directors on the same day as our annual meeting of stockholders. Each member of our board of directors attended the 2004 annual meeting of stockholders.

      During the fiscal year ended September 30, 2004, the Audit Committee held seven meetings; the Compensation Committee held four meetings; the Nominating/ Corporate Governance Committee held four meetings; and each of the 1998 Incentive Stock Plan Committee and the Employee Stock Purchase Plan Committee held one meeting.

Director Compensation and Other Information

      Employees of our company do not receive compensation for serving as members of our board of directors. Directors who are employees of our company are eligible to receive stock options pursuant to our 1998 Incentive Stock Plan. Each non-employee director receives a quarterly director’s fee of $10,000, which is paid in cash, shares of common stock, or a combination of cash and shares of common stock. Under our 1998 Incentive Stock Plan, non-employee directors each receive an automatic grant of options to acquire 5,000 shares of our common stock on the date they are first elected as directors of our company. Non-employee directors also receive an automatic grant of options to purchase 1,000 shares of common stock on the last day of each fiscal quarter, and receive additional options for committee service as follows: options to purchase an additional 1,000 shares of common stock to each member of the Audit Committee, and options to purchase an additional 500 shares of common stock to each member of the Compensation Committee and Nominating/ Corporate Governance Committee. Non-employee directors also are eligible to receive grants of stock options or awards pursuant to the discretionary program of the 1998 Incentive Stock Plan. We reimburse our directors for out-of-pocket expenses incurred in attending meetings of the board of directors or committees. We also encourage our directors and their spouses, when applicable, to attend at our cost special corporate events with our employees, suppliers, and others when possible.

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

      The following table sets forth the total compensation received for services rendered in all capacities to our company for the fiscal years ended September 30, 2002, 2003, and 2004 by our Chief Executive Officer and our four other most highly compensated executive officers whose total annual salary and incentive compensation exceeded $100,000 during fiscal 2004.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation

				Awards

		Annual Compensation		Securities
Name and				Underlying	All Other
Principal Position	Year	Salary	Bonus	Options(1)	Compensation(2)

William H. McGill Jr.	2004	$400,000	$1,128,478	80,000	$5,000
Chairman of the Board, President,	2003	$400,000	$719,965	40,000	$5,000
and Chief Executive Officer	2002	$400,000	$608,571	30,000	$5,000
Michael H. McLamb	2004	$225,000	$413,180	40,000	$4,115
Executive Vice President, Chief	2003	$225,000	$279,019	35,000	$5,000
Financial Officer, and Secretary	2002	$225,000	$253,115	20,000	$5,000
Edward A. Russell	2004	$150,000	$494,866	20,000	$4,229
Vice President	2003	$150,000	$284,483	20,000	$4,020
	2002	$135,973	$202,112	10,000	$4,043
Michael J. Aiello	2004	$150,000	$385,372	20,000	$5,000
Vice President	2003	$140,000	$283,913	12,500	$5,000
	2002	$107,692	$204,745	10,000	$5,727
Anthony M. Aisquith	2004	$150,000	$371,901	22,500 (3)	$5,000
Vice President	2003	$150,000	$267,761	7,500	$5,271
	2002	$150,000	$104,378	7,500	$5,574

(1)	The exercise price of all options granted were equal to or greater than the fair market value of our common stock on the date of grant.

(2)	Amounts represent our matching portion of 401(k) or profit sharing plan contributions.

(3)	Includes options to purchase 2,500 shares of common stock held by Shannon H. Aisquith, the wife of Mr. Aisquith, who is also employed by our company.

Option Grants

      The following table provides information with respect to stock options granted to the officers listed during the fiscal year ended September 30, 2004.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable Value
	Number of	Percent of			at Assumed Annual Rates
	Securities	Total Options			of Stock Price Appreciation
	Underlying	Granted to	Exercise		for Option Term(2)
	Options	Employees in	Price Per	Expiration
Name	Granted(1)	Fiscal Year	Share	Date	5%	10%

William H. McGill, Jr.	80,000	15.5%	$17.80	10/30/2013	$895,546	$2,269,489
Michael H. McLamb	40,000	7.8%	$17.80	10/30/2013	$447,773	$1,134,745
Edward A. Russell	20,000	3.9%	$17.80	10/30/2013	$223,886	$567,372
Michael J. Aiello	20,000	3.9%	$17.80	10/30/2013	$223,886	$567,372
Anthony M. Aisquith	22,500 (3)	4.4%	$17.80	10/30/2013	$251,872	$638,294

*	Less than 1%.

(1)	The options are exercisable during the 10-year period from the date of grant, with such options vesting 20% on each of the third, fourth, fifth, sixth, and seventh anniversaries of the date of grant.

(2)	Calculated from a base price equal to the exercise price of each option, which was the fair market value of the common stock on the date of grant. The amounts represent only certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and common stock holdings cannot be predicted, and there can be no assurance that the gains set forth on the table will be achieved.

(3)	Includes options to purchase 2,500 shares of our common stock granted to Shannon H. Aisquith, the wife of Mr. Aisquith, who is also employed by our company.

Fiscal 2004 Option Exercises and Year-End Option Values

      The following table sets forth certain information on options exercised in fiscal 2004 by the officers listed and the value of each such officers’ unexercised options as of September 30, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

				Number of Securities				Value of Unexercised
				Underlying Unexercised				In-the-Money Options
	Shares			Options at Fiscal Year-End				at Fiscal Year-End(1)
	Acquired	Value
Name	On Exercise	Realized		Exercisable		Unexercisable		Exercisable		Unexercisable

William H. McGill Jr.	—	—		105,640		223,000		$1,187,400		$2,292,216
Michael H. McLamb	—	—		163,600		140,000		$1,919,197		$1,565,088
Edward A. Russell	—	—		31,492		67,873		$345,300		$735,912
Michael J. Aiello	5,930	$91,938		1,000		52,120		$14,770		$537,567
Anthony M. Aisquith	8,539 (2)	$161,937	(2	) 2,809	(3)	46,043	(3)	$33,433	(3)	$429,038	(3)

(1)	Calculated based on $22.52, which was the closing price of our common stock as quoted on the New York Stock Exchange on September 30, 2004, multiplied by the number of applicable shares in-the-money less the total exercise price.

(2)	Includes 876 shares acquired upon exercise of stock options held by Shannon H. Aisquith, the wife of Mr. Aisquith, who is also employed by our company. Mrs. Aisquith realized value of $16,866 in connection with such exercise.

(3)	Includes 255 exercisable and 3,488 unexercisable options representing an exercisable and unexercisable value of $3,092 and $24,675, respectively, belonging to Shannon H. Aisquith, the wife of Mr. Aisquith, who is also employed by our company.

1998 Incentive Stock Plan

      On April 5, 1998 and April 30, 1998, respectively, the board of directors adopted and the stockholders approved the MarineMax, Inc. 1998 Incentive Stock Plan. The 1998 Incentive Stock Plan was amended by the board of directors during May 1998 and November 2000 and our stockholders approved the November 2000 amendment during February 2001. Our board of directors further amended the 1998 Incentive Stock Plan during December 2004. The plan provides for the grant of incentive and nonqualified stock options to acquire our common stock, the direct grant of common stock, the grant of stock appreciation rights, or SARs, and the grant of other cash awards to key personnel, directors, consultants, independent contractors, and others providing valuable services to our company and our subsidiaries. We believe that the plan represents an important factor in attracting and retaining executive officers and other key employees, directors, and consultants and constitutes a significant part of our compensation program. The plan provides such individuals with an opportunity to acquire a proprietary interest in our company and thereby align their interests with the interests of our other stockholders and give them an additional incentive to use their best efforts for the long-term success of our company.

      The plan currently provides that a maximum of the lesser of 4,000,000 shares or 20% of the then-outstanding shares of common stock of our company may be issued under the plan. Our board of directors has amended the plan, subject to stockholder approval at the meeting, to increase the number of shares of common stock that may be issued pursuant to the plan to the lesser of 4,000,000 shares or the sum of (1) 20% of our then-outstanding shares of common stock plus (2) the number of shares exercised with respect to any awards granted under the plan. See “Proposal to Amend Our 1998 Incentive Stock Plan.” The maximum number of shares of stock with respect to which options or other awards may be granted to any employee (including officers) during the term of the plan may not exceed 50% of the shares of common stock covered by the plan. As of the record date, options to purchase approximately 2,511,823 shares of common stock were outstanding. Of these options, approximately 833,259 are vested and the remainder vest over periods ranging from one to seven years.

      The power to administer the plan with respect to our executive officers and directors and all persons who own 10% or more of our issued and outstanding stock rests exclusively with the board of directors or a committee consisting of two or more non-employee directors who are appointed by the board of directors. The power to administer the plan with respect to other persons rests with the board of directors or a committee designated by the board.

      The plan will terminate in April 2008, and options may be granted at any time during the life of the plan. Options become exercisable at such time as may be determined by the board of directors or the plan administrator. The exercise prices of options will be determined by the board of directors or the plan administrator, but if an option is intended to be an incentive stock option, the exercise price may not be less than 100% (110% if the option is granted to a stockholder who at the time of the grant of the option owns stock possessing more than 10% of the total combined voting power of all of our classes of stock) of the fair market value of the common stock at the time of the grant.

      The plan also includes an automatic grant program providing for the automatic grant of options to our non-employee directors. Under the automatic grant program, each non-employee whose election to the board of directors was proposed as of June 3, 1998 received an automatic option to acquire 10,000 shares of common stock on that date. Each subsequent newly elected non-employee member of the board of directors will receive as an initial grant an automatic option to acquire 5,000 shares of common stock on the date of his or her first appointment or election to the board of directors. In addition, each non-employee director will receive an option to purchase 1,000 shares of common stock on the last day of each fiscal quarter, and receive additional options for committee service as follows: options to purchase an additional 1,000 shares of common stock to each member of the Audit Committee, and options to purchase an additional 500 shares of common stock to each member of the Compensation Committee and Nominating/ Corporate Governance Committee. Each initial grant will vest and become exercisable in a series of three equal and successive installments with the first installment vested on the date of grant (or the date of election to the board of directors, if later) and the next two installments 12 months and 24 months after the date of grant. Each annual grant will vest and become exercisable 12 months after the date of grant. Each automatic option will vest and become exercisable only if the optionholder has not ceased serving as a director as of such vesting date.

      The exercise price per share of common stock subject to automatic options will be equal to 100% of the fair market value of our common stock on the date such option is granted. Each automatic option will expire on the tenth anniversary of the date on which such automatic option was granted. In the event a non-employee director ceases to serve as a member of the board of directors or dies while serving as a director, the optionholder or the optionholder’s estate or successor by bequest or inheritance may exercise any automatic options that have vested by the time of cessation of service until the earlier of (a) 90 days after the cessation of service or (b) the expiration of the term of the automatic option. The board of directors believes that the grant of automatic options to non-employee directors is necessary to attract, retain, and motivate non-employee directors.

      The plan is not intended to be the exclusive means by which we may issue options or warrants to acquire our common stock, stock awards, or any other type of award. To the extent permitted by applicable law and New York Stock Exchange requirements, we may issue any other options, warrants, or awards other than pursuant to the plan with or without stockholder approval.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our 1998 Incentive Stock Plan and the purchase of shares under our 1998 Employee Stock Purchase Plan as of September 30, 2004.

(c)
	(a)	(b)	Number of Securities
	Number of Securities	Weighted Average	Remaining Available for
	to be Issued Upon	Exercise Price of	Future Issuance Under
	Exercise of	Outstanding	Equity Compensation Plans
	Outstanding Options,	Options, Warrants,	(Excluding Securities
Plan Category	Warrants and Rights	and Rights	Reflected in Column (a))

Equity Compensation
Plans Approved by Stockholders(1)	2,446,095	$11.92	366,293
Equity Compensation
Plans Not Approved by Stockholders	—	—	—

Total	2,446,095		366,293

(1)	Does not include potential increases in shares of common stock that may be issued upon exercise of stock options under our 1998 Incentive Stock Plan or shares of common stock that may be purchased under our 1998 Employee Stock Purchase Plan under the amendments of such plans that are subject to stockholder approval at the meeting.

Employee Stock Purchase Plan

      On April 5, 1998 and April 30, 1998, respectively, the board of directors adopted and the stockholders approved the MarineMax, Inc. 1998 Employee Stock Purchase Plan, which is designed to qualify for favorable income tax treatment under Section 423 of the Internal Revenue Code and is intended to offer financial incentives for employees to purchase our common stock. Our board of directors further amended the 1998 Employee Stock Purchase Plan during December 2004. The stock purchase plan is administered by a committee of the board of directors.

      The stock purchase plan provides for the issuance of up to 500,000 shares of common stock. The board of directors has amended the 1998 Employee Stock Purchase Plan, subject to stockholder approval at the meeting, to increase the number of shares of common stock that may be purchased pursuant to the plan from 500,000 to 750,000. See “Proposal to Amend Our 1998 Employee Stock Purchase Plan.” The stock purchase plan is available to all regular, full-time employees of our company (other than any employees who own more than 5% of our outstanding common stock) who have completed at least one year of continuous service.

      The stock purchase plan provides for implementation of up to 10 annual offerings beginning on the first day of October in the years 1998 through 2007, with each offering terminating on September 30 of the following year. Each annual offering may be divided into two six-month offerings. For each offering, the purchase price per share will be the lower of (i) 85% of the closing price of the common stock on the first day of the offering period, or (ii) 85% of the closing price of the common stock on the last day of the offering period. The purchase price is paid through periodic payroll deductions not to exceed 10% of the participant’s earnings during each offering period. However, no participant may purchase more than $25,000 worth of common stock annually.

Employment Agreements

      We have employment agreements with each of William H. McGill Jr. and Michael H. McLamb. The employment agreements provide for a base salary of $400,000 per year in the case of Mr. McGill, and $225,000 per year in the case of Mr. McLamb. Each employment agreement provides for incentive compensation based upon the performance of our company and the executive as determined by our board of directors. In connection with their employment, each of the executives may also receive options to purchase common stock. Each employment agreement contains a covenant not to compete with our company for a period of two years immediately following termination of employment, subject to certain exceptions.

      We may terminate each executive’s employment for good cause, as defined in the respective agreements. If we terminate the employment of Mr. McGill or Mr. McLamb without good cause, or either of them terminates his employment with good reason or upon a change in control of our company, the terminated executive will receive an amount equal to the average of his base salary and bonus in the two fiscal years prior to termination (in a lump sum in the event of a change in control), for a period of three years after the effective date of termination in the case of Mr. McGill and 18 months after the effective date of termination in the case of Mr. McLamb, their stock options will vest and be exercisable during their full term in certain circumstances, and Mr. McGill’s benefits and insurance coverage will continue for three years after termination. The agreement with Mr. McGill provides, in the event of his death, for a six-month continuation of health, hospitalization, and similar benefits to Mr. McGill’s dependent family members and cash payments equal to six months of his base salary to his estate. In the event of Mr. McLamb’s death, the agreement provides for cash payments equal to six months of his base salary and earned bonus and the vesting and continued exercisability of stock options in certain circumstances. In the event of disability, the employment agreement of each of Mr. McGill and Mr. McLamb provides for the payment in a lump sum of the average of his base salary and bonus in the two fiscal years prior to disability for up to one year and the vesting and continued exercisability of stock options held by Mr. McLamb in certain circumstances.

      Section 280G of the Internal Revenue Code may limit the deductibility for federal income tax purposes of payments made following a change in control. If these payments are not deductible and if we have income at least equal to such payments, an amount of income equal to the amount of such payments could not be offset. As a result, the income that was not offset would be “phantom income” (i.e. income without cash) to our company. A “change in control” would include a merger or consolidation of our company, a sale of all or substantially all of our assets, under certain circumstances changes in the identity of a majority of the members of the board of directors of our company, or acquisitions of more than 20% of our common stock, subject to certain limitations.

Limitation of Directors’ Liability; Indemnification of Directors, Officers, Employees, and Agents

      Our certificate of incorporation provides that no director of our company will be personally liable to us or our stockholders for monetary damages for breach of a fiduciary duty as a director, except to the extent such exemption or limitation of liability is not permitted under the Delaware General Corporation Law. The effect of this provision in the certificate of incorporation is to eliminate the rights of our company and our stockholders, either directly or through stockholders’ derivative suits brought on behalf of our company, to recover monetary damages from a director for breach of the fiduciary duty of care as a director except in those instances described under Delaware law.

      In addition, we have adopted provisions in our bylaws and entered into indemnification agreements that require us to indemnify our directors, officers, and certain other representatives of our company against expenses and certain other liabilities arising out of their conduct on behalf of our company to the maximum extent and under all circumstances permitted by law. Indemnification may not apply in certain circumstances to actions arising under the federal securities laws. We have not indemnified our directors and officers for actions prior to March 1, 1998, the date we acquired all of the issued and outstanding capital stock of six recreational boat dealers in separate merger transactions.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Leases of Real Property from Affiliates

      We lease two retail locations in Somers Point and Egg Harbor, New Jersey from MDJB Associates, LLC, a limited liability corporation of which Mr. Aiello is a 20% member. During fiscal 2004, we made lease payments under the leases in the aggregate amount of approximately $385,000.

Future Transactions

      We have a policy that we will not enter into any material transaction in which a director or officer has a direct or indirect financial interest unless the transaction is determined by our board of directors to be fair to us or is approved by a majority of our disinterested directors or by our stockholders, as provided for under Delaware law.

Business Relationships

      Robert S. Kant, a director of our company since August, 1998, is a principal shareholder of the law firm of Greenberg Traurig, which serves as our primary legal counsel. We paid legal fees of approximately $300,000 to that firm during fiscal 2004.

Family Relationships

      W. Brett McGill, our Vice President of Information Technology, Service, and Parts, is the son of William H. McGill Jr., our Chief Executive Officer. During fiscal 2004, we paid W. Brett McGill a base salary of $140,000 and a bonus of $109,848. During fiscal 2004, we also granted to W. Brett McGill options to purchase 10,000 shares of our common stock at an exercise price of $17.80 per share, which was equal to the fair market value of our common stock on the date of grant. W. Brett McGill is not in a reporting position to William H. McGill, and compensation decisions relating to W. Brett McGill are performed in the same manner as other employees throughout our company without input from William H. McGill.

      Shannon H. Aisquith, an employee of our company, is the wife of Anthony M. Aisquith, a Vice President of our company. During fiscal 2004, we paid Mrs. Aisquith a base salary of $40,000 and a bonus of $92,533. During fiscal 2004, we also granted to Mrs. Aisquith options to purchase 2,500 shares of our common stock at an exercise price of $17.80 per share, which was equal to the fair market value of our common stock on the date of grant. Mrs. Aisquith is not in a reporting position to Mr. Aisquith, and compensation decisions relating to Mrs. Aisquith are performed in the same manner as other employees throughout our company without input from Mr. Aisquith.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

      Our board of directors has appointed a Compensation Committee, consisting of independent members of the board of directors, to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives, and determine and approve the compensation level of our Chief Executive Officer based on this evaluation. The Compensation Committee also recommends to the board of directors with respect to, or, as directed by the board of directors, determines and approves, compensation of our other executive officers, and considers the grant of stock options to our executive officers under our 1998 Incentive Stock Plan. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with our values and is aligned with our business strategy and goals. The Compensation Committee held four meetings during fiscal 2004.

      Our compensation program for executive officers consists primarily of base salary, incentive bonuses, annual discretionary bonuses, and long-term incentives in the form of stock options. Executives also participate in various other benefit plans, including medical and retirement plans, that generally are available to all of our employees.

      Our philosophy is to pay base salaries to executives at levels that enable us to attract, motivate, and retain highly qualified executives, taking into account the possibility of performance-based bonuses. The bonus program is designed to reward individuals for performance based on our company’s financial results as well as the achievement of personal and corporate objectives that contribute to our long-term success in building stockholder value. Stock option grants are intended to result in minimal or no rewards if the price of our common stock does not appreciate, but may provide substantial rewards to executives as our stockholders in general benefit from stock price appreciation.

      Each of Messrs. McGill and McLamb is a party to an employment agreement with us, which provides for designated base salaries plus incentive compensation based on the performance of our company and the employees as determined by our board of directors.

Base Salary

      Messrs. McGill and McLamb received base compensation during fiscal 2004 in accordance with the base compensation levels in effect under their employment agreement. Messrs. Aiello, Aisquith, and Russell received base compensation during fiscal 2004 in accordance with their fiscal 2004 compensation plans as approved by the Compensation Committee.

Incentive Compensation

      As described under “Executive Compensation — Employment Agreements,” the employment agreements with certain executive officers provide for incentive compensation based upon the performance of our company and the employees as determined by our board of directors in accordance with a pay-for-performance philosophy. The board of directors approved an incentive compensation program for 2004. The program provided for our officers to receive (a) monthly bonuses based on our monthly pre-tax profit, and (b) a quarterly or annual bonus, as applicable, based upon various factors, including inventory levels, team building, and our financial performance. Compensation decisions also include subjective determinations and a consideration of various factors with the weight given to a particular factor varying from time to time and in various individual cases. We paid discretionary bonuses of $200,000 and $50,000 to Messrs. McGill and McLamb, respectively, in recognition of their efforts and our company’s operating results in fiscal 2004.

Stock Option Grants

      We strongly believe in utilizing grants of stock options to tie executive rewards directly to our long-term success and increases in stockholder value. Stock option grants also will enable executives to develop and maintain a significant ownership position in our common stock. The amount of options granted takes into account options previously granted to an individual. During fiscal 2004, our board of directors granted options to purchase 80,000 shares of our common stock to Mr. McGill, options to purchase 40,000 shares to Mr. McLamb, and options to purchase 20,000 shares to each of Messrs. Aiello, Aisquith, and Russell. See “Executive Compensation — Option Grants in Last Fiscal Year” for more information.

Other Benefits

      Executive officers are eligible to participate in benefit programs designed for all of our full-time employees. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, and life insurance coverage.

Chief Executive Officer Compensation

      The Compensation Committee approved the payment of bonus and incentive compensation to Mr. McGill in accordance with his employment agreement, our 2004 incentive compensation program, as well as a subjective determination relating to extraordinary performance.

Compliance with Internal Revenue Code Section 162(m)

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer or any of a company’s four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Although these conditions were met under our 2004 incentive compensation program, none of our executive officers except for Mr. McGill earned compensation in excess of $1 million during fiscal 2004.

      We currently intend to continue to structure the performance-based portion of the compensation of our executive officers in a manner that complies with Section 162(m).

      This report has been furnished by the members of the Compensation Committee of the board of directors of MarineMax, Inc.

December 2, 2004

John B. Furman, Chairman
Robert D. Basham
Dean S. Woodman
Gerald M. Benstock

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended September 30, 2004, our Compensation Committee consisted of Gerald M. Benstock, Robert D. Basham, John B. Furman, and Dean S. Woodman. Mr. Benstock retired as a director of our company during December 2004. None of these committee members had any contractual or other relationships with our company during such fiscal year.

REPORT OF THE AUDIT COMMITTEE

      The board of directors has appointed an Audit Committee consisting of three directors. All of the members of the committee must be “independent” of our company and management, as independence is defined in applicable rules of the New York Stock Exchange and the Securities and Exchange Commission listing standards.

      The purpose of the Audit Committee is to assist the oversight of our board of directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and internal audit function. The primary responsibilities of the committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. Our board of directors has amended and restated the charter of the Audit Committee to reflect, among other things, requirements of recently adopted federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the Securities and Exchange Commission, and amended rules of the New York Stock Exchange.

      In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent auditor. The committee discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the independent auditor’s judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditor written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditor the independent auditor’s independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditor.

      The committee discussed with our independent auditor the overall scope and plans for its audit. The committee meets with the independent auditor, with and without management present, to discuss the results of the independent auditor’s examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The committee held seven meetings during fiscal 2004.

      Based on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2004 for filing with the Securities and Exchange Commission.

December 2, 2004

Dean S. Woodman, Chairman
John B. Furman
Gerald M. Benstock

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

      Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These regulations require the directors, officers, and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms received by us during the fiscal year ended September 30, 2004, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock, complied with all Section 16(a) filing requirements during such fiscal year, except that Mr. Aisquith filed a late Form 5 reporting the exercise of options and Mr. Benstock filed a late Form 4 reporting one purchase transaction.

PERFORMANCE GRAPH

      The following line graph compares cumulative total stockholder returns for (i) our common stock; (ii) the Russell 2000 Index; and (iii) the Nasdaq Retail Trade Index. The graph assumes an investment of $100 in each of our common stock, the Russell 2000, and the Nasdaq Retail Trade Index on September 30, 1999. The graph covers the five-year period from October 1, 1999 through September 30, 2004.

      The calculation of cumulative stockholder return for the Russell 2000 and the Nasdaq Retail Trade Index includes reinvestment of dividends. The calculation of cumulative stockholder return on our common stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

      The following table sets forth certain information regarding beneficial ownership of our common stock as of the record date for (i) all directors, our Chief Executive Officer, and our other executive officers listed in the Summary Compensation Table under the section entitled “Executive Compensation,” (ii) all directors and executive officers as a group, and (iii) each person known by us to beneficially own more than 5% of our outstanding shares of common stock.

	Shares Beneficially Owned

Name of Beneficial Owner(1)	Number(2)		Percent(2)

Directors and Executive Officers:
William H. McGill Jr.	1,441,550	(3)	9.0%
Michael H. McLamb	189,994	(4)	1.2%
Michael J. Aiello	8,911	(5)	*
Anthony M. Aisquith	20,586	(6)	*
Edward A. Russell	60,203	(7)	*
Robert D. Basham	26,898	(8)	*
Hilliard M. Eure III	1,667	(9)	*
John B. Furman	16,151	(10)	*
Robert S. Kant	53,436	(11)	*
Dean S. Woodman	38,214	(12)	*
All directors and executive officers as a group (includes 12 current executive officers and directors)	1,889,699		11.6%
5% Stockholders:
FMR Corp.	2,149,100	(13)	13.6%
Brunswick Corporation	1,861,200		11.8%
Wellington Management Company, LLP	968,600	(14)	6.1%
T. Rowe Price Associates, Inc.	957,700	(15)	6.1%

*	Less than 1%.

(1)	Unless otherwise indicated, all persons listed can be reached at our company offices at 18167 U.S. Highway 19 North, Suite 300, Clearwater, Florida 33764, and have sole voting and investment power over their shares unless otherwise indicated. Brunswick Corporation maintains its address at 1 North Field Court, Lake Forest, Illinois 60045.

(2)	The numbers and percentages shown include shares of common stock issuable to the identified person pursuant to stock options that may be exercised within 60 days after December 15, 2004. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholder.

(3)	Includes 121,640 shares issuable upon the exercise of stock options, but excludes 207,000 shares of common stock issuable upon exercise of unvested stock options.

(4)	Includes 175,600 shares of common stock issuable upon the exercise of stock options, but excludes 128,000 shares of common stock issuable upon exercise of unvested stock options.

(5)	Includes 5,000 shares of common stock issuable upon the exercise of stock options, but excludes 42,190 shares of common stock issuable upon exercise of unvested stock options.

(6)	Includes (a) 3,065 shares of common stock held by Mr. Aisquith’s spouse; (b) 5,054 shares of common stock issuable upon the exercise of stock options held by Mr. Aisquith; and (c) 423 shares of common stock issuable upon exercise of options held by Ms. Aisquith. Excludes (x) 32,392 shares of common stock issuable upon exercise of unvested stock options held by Mr. Aisquith; and (y) 2,444 shares of common stock issuable upon exercise of unvested stock options held by Ms. Aisquith.

(7)	Includes (a) 9,061 shares held by Mr. Russell’s spouse; (b) 1,400 shares held by Mr. Russell’s spouse as custodian for their minor daughters; and (c) 35,492 shares of common stock issuable upon the exercise of stock options. Excludes 63,873 shares of common stock issuable upon exercise of unvested stock options.

(8)	Includes 16,500 shares of common stock issuable upon the exercise of stock options, but excludes 6,000 shares of common stock issuable upon exercise of unvested stock options.

(9)	Includes 1,667 shares of common stock issuable upon exercise of stock options, but excludes 3,333 shares of common stock issuable upon exercise of unvested stock options.

(10)	Includes 12,000 shares of common stock issuable upon the exercise of stock options, but excludes 7,500 shares of common stock issuable upon exercise of unvested stock options.

(11)	Includes 23,000 shares of common stock issuable upon the exercise of stock options, but excludes 3,000 shares of common stock issuable upon exercise of unvested stock options.

(12)	Includes 23,500 shares of common stock issuable upon the exercise of stock options, but excludes 9,000 shares of common stock issuable upon exercise of unvested stock options.

(13)	Represents 2,149,100 shares of common stock beneficially owned by FMR Corp. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 740,750 of such shares as a result of its serving as investment manager of institutional accounts. Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. and a registered investment advisor beneficially owns 1,293,150 of such shares as a result of acting as investment advisor to various investment companies. Fidelity Advisors Small Cap Fund, an investment company, owns 978,000 of such shares. Edward C. Johnson 3d, FMR Corp., and the Fidelity Funds each have (a) sole power to dispose of the 1,293,150 owned by the Fidelity Funds; and (b) sole power to vote and dispose of the 740,750 shares owned by the institutional accounts managed by Fidelity Management Trust Company. Neither FMR Corp., nor Edward C. Johnson 3d as Chairman of FMR Corp. has sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the funds’ board of trustees. Fidelity International Limited, a Bermudan joint stock company independent of FMR Corp., owns 115,200 of such shares as a result of acting as investment advisor to various investment companies. Fidelity International Limited has sole voting and dispositive power over the 115,200 shares. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(14)	Represents 968,600 shares of common stock beneficially owned by Wellington Management Company, LLP in its capacity as investment advisor on behalf of its clients. Wellington has shared voting power over 516,000 of such shares and shared dispositive power over all of such shares. The address of Wellington is 75 State Street, Boston, Massachusetts 02109.

(15)	Represents 957,700 shares of common stock beneficially owned by T. Rowe Price Associates, Inc. in its capacity as investment advisor on behalf of its clients. T. Rowe Price Associates has sole voting power over 152,800 of such shares and sole dispositive power over all of such shares. The address of T. Rowe Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

PROPOSAL TO AMEND OUR 1998 INCENTIVE STOCK PLAN

      Our 1998 Incentive Stock Plan currently provides that a maximum of the lesser of 4,000,000 shares or 20% of our then-outstanding shares of common stock may be issued under the plan. Our board of directors has approved a proposal to amend the plan, subject to approval by our stockholders at the meeting, to reserve for issuance an amount of shares under the plan equal to the lesser of 4,000,000 shares or the sum of (1) 20% of our then-outstanding shares of common stock plus (2) the number of shares exercised with respect to any awards granted under the plan.

      We believe that the 1998 Incentive Stock Plan represents an important factor in attracting and retaining executive officers and other key employees, directors, and consultants and constitutes a significant part of our compensation program. The plan provides such individuals with an opportunity to acquire a proprietary interest in our company and thereby align their interests with the interests of our other stockholders and give them an additional incentive to use their best efforts for the long-term success of our company. See “Executive Compensation — 1998 Incentive Stock Plan” for a full description of the plan.

      As of December 15, 2004, 412,729 shares of common stock had been issued upon exercise of options granted under the 1998 Incentive Stock Plan and there are 2,511,823 options outstanding under the 1998 Incentive Stock Plan. During December 2004, our board of directors determined that an increase was necessary to provide a sufficient number of shares to enable us to continue to attract, retain, and motivate key personnel by making additional grants under the 1998 Incentive Stock Plan. Accordingly, during December 2004, our board of directors amended the 1998 Incentive Stock Plan to increase the number of shares of common stock that may be issued pursuant to the 1998 Incentive Stock Plan to the lesser of 4,000,000 shares or the sum of (1) 20% of our then-outstanding shares of common stock, plus (2) the number of shares exercised with respect to any awards granted under the 1998 Incentive Stock Plan. Our board of directors recommends a vote “for” the approval of the amendment to the 1998 Incentive Stock Plan.

Reasons for and Effect of the Proposed Amendment

      The effect of the amendment to the 1998 Incentive Stock Plan would be to add to the number of shares that would be subject to grant under the plan the 412,729 shares that had been previously exercised as well as any shares purchased upon the exercise of options in the future. The board of directors believes that the approval of the proposed amendment to the 1998 plan is necessary to achieve the purposes of the 1998 plan and to promote the welfare of our company and our stockholders generally. The board of directors believes that the proposed amendment to the 1998 plan will aid our company in attracting and retaining directors, officers, key employees, and consultants and motivating such persons to exert their best efforts on behalf of our company. In addition, we expect that the proposed amendment will further strengthen the identity of interests of the directors, officers, and key employees with that of the stockholders.

Approval by Stockholders of the Amendment to the 1998 Incentive Stock Plan

      The amendment will be effective upon approval of the amendment to our 1998 plan by our stockholders. In the event that the amendment to our 1998 plan is not approved by the stockholders, we will have limited ability to grant any additional options until such time, if any, that we issue additional shares of our common stock or until outstanding options are forfeited due to employee attrition. Any options outstanding under the 1998 plan prior to the amendment will remain valid and unchanged.

PROPOSAL TO AMEND OUR 1998 EMPLOYEE STOCK PURCHASE PLAN

      We have adopted the 1998 Employee Stock Purchase Plan, or ESPP, which is designed to qualify for favorable income tax treatment under Section 423 of the Internal Revenue Code and is intended to offer financial incentives for employees to purchase our common stock. The ESPP is administered by a committee of the board of directors.

      We believe that the ESPP represents an important factor in attracting and retaining executive officers and other key employees and constitutes a significant part of our compensation program. The plan provides such individuals with an opportunity to acquire a proprietary interest in our company and thereby align their interests with the interests of our other stockholders and give them an additional incentive to use their best efforts for the long-term success of our company. See “Executive Compensation — 1998 Employee Stock Purchase Plan” for a full description of the plan.

      Presently, the number of shares of common stock that may be issued under the ESPP is equal to 500,000. As of December 15, 2004, 361,515 shares of common stock had been purchased by participants under the plan. During December 2004, our board of directors determined that an increase was necessary to provide a sufficient number of shares to enable us to continue to attract, retain, and motivate key personnel by allowing employees the opportunity to purchase shares of common stock under the terms described in the ESPP. Accordingly, during December 2004, our board of directors amended the ESPP to increase the number of shares of common stock that may be purchased under the ESPP from 500,000 to 750,000. Our board of directors recommends a vote “for” approval of the amendment to the ESPP.

Participation in the ESPP

      Participation in the ESPP is voluntary and depends on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the ESPP are not determinable. The following table sets forth certain information regarding shares purchased under the ESPP during the last fiscal year and the payroll deductions accumulated at the end of the last fiscal year in accounts under the ESPP for each of the officers listed, for all current executive officers as a group, and for all other employees who participated in the ESPP as a group. Non-employee members of the board of directors are not eligible to participate in the ESPP.

AMENDED PLAN BENEFITS

MARINEMAX, INC.
1998 EMPLOYEE STOCK PURCHASE PLAN

	Number of Shares
Name and Position	Purchased (#)		Dollar Value ($)

William H. McGill Jr.	—	(1)	$—
Michael H. McLamb	1,315		$20,241
Michael J. Aiello	1,445		$21,449
Anthony M. Aisquith	2,505	(2)	$37,324
Edward A. Russell	1,342		$21,245
All current executive officers as a group	6,607		$100,258
Non-executive director group	—		$—
Non-executive officer employee group	47,414		$739,391

(1)	William H. McGill beneficially owns more than 5% of our common stock, and therefore he is not eligible to participate in the ESPP.

(2)	Includes 971 shares, representing a value of $15,599, purchased under the ESPP by Shannon H. Aisquith, the wife of Mr. Aisquith, who is also employed by our company.

Reasons for and Effect of the Proposed Amendment

      The effect of the amendment to the ESPP would be to increase by 250,000 the shares of our common stock eligible for purchase by employees under the terms of the ESPP. The board of directors believes that the approval of the proposed amendment to the ESPP is necessary to achieve the purposes of the ESPP and to promote the welfare of our company and our stockholders generally. The board of directors believes that the proposed amendment to the ESPP will aid our company in attracting and retaining officers and key employees and motivating such persons to exert their best efforts on behalf of our company. In addition, we expect that the proposed amendment will further strengthen the identity of interests of officers and key employees with that of the stockholders.

Approval by Stockholders of the Amendment to the Employee Stock Purchase Plan

      The amendment will be effective upon approval of the amendment to our ESPP by our stockholders. In the event that the amendment to our ESPP is not approved by the stockholders, the ESPP will remain in effect as previously adopted.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The firm of Ernst & Young LLP, an independent registered certified public accounting firm, has audited the financial statements of our company for the fiscal years ended September 30, 2002, 2003, and 2004. We have appointed Ernst & Young LLP to audit our consolidated financial statements for the fiscal year ending September 30, 2005 and recommend that the stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the board of directors will reconsider its selection. The board of directors anticipates that representatives of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

      Aggregate fees billed to our company for the fiscal years ended September 30, 2003 and 2004 by Ernst & Young LLP, are as follows:

	2003	2004

Audit Fees	$237,957	$359,946
Audit-Related Fees	$12,750	$47,832
Tax Fees	$5,000	$6,000
All Other Fees	$—	$—

Audit Committee Pre-Approval Policies

      The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

      To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Board or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.

      Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

      All of the services provided by Ernst & Young LLP described above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders for the fiscal year ending September 30, 2005 must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting. Under our bylaws, stockholders must follow certain procedures to nominate persons for election as a director or to introduce an item of business at an annual meeting of stockholders. To be timely under these procedures, notice of such nomination or business related to our 2006 Annual Meeting of Stockholders must comply with the requirements in our bylaws and must be received by us (a) no earlier than October 6, 2005 and no later than November 5, 2005 if our 2005 Annual Meeting of Stockholders is held on a day that is between January 4, 2006 and April 14, 2006; or (b) if the annual meeting is to be held on another date, no earlier than 120 days in advance of such annual meeting and no later than the close of business on the later of (i) 90 days in advance of such annual meeting or (ii) the 10th day following the date on which public announcement of the date of such meeting is first made.

      Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2006, except in circumstances where (i) we receive notice of the proposed matter no later than November 20, 2005, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

      We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

Dated: December 27, 2004

Appendix A

MARINEMAX, INC.
1998 INCENTIVE STOCK PLAN
(As amended through December 2, 2004)

     1. Purpose. The purpose of this 1998 Incentive Stock Plan (the “Plan”) is to attract, retain and motivate employees, directors and independent contractors by providing them with the opportunity to acquire a proprietary interest in MARINEMAX, INC., a Delaware corporation (the “Company”) and to link their interests and efforts to the long-term interests of the Company’s stockholders.

     2. Plan Administration

          2.1 In General. The Plan shall be administered by the Company’s Board of Directors (the “Board”). Except for the power to amend the Plan as provided in Section 12, the Board, in its sole discretion, may delegate all or any portion of its authority and duties under the Plan to a committee appointed by the Board, under such conditions and limitations as the Board may from time to time establish. The Board and/or any committee that has been delegated the authority to administer the Plan shall be referred to as the “Plan Administrator”. Except as otherwise explicitly set forth in the Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to awards under the Plan, including the selection of the individuals to be granted awards, the type of awards, the number of shares of the Company’s common stock (“Common Stock”) subject to an award, vesting conditions, and any and all other terms, conditions, restrictions and limitations, if any, of an award. All decisions made by the Plan Administrator pursuant to the Plan and related orders and resolutions shall be final and conclusive. The Plan Administrator may, in its sole discretion, delegate all or any portion of its authority and duties under the Plan, with respect to awards to persons who are not executive officers or directors of the Company and who do not own more than 10% of the Company’s issued and outstanding Common Stock, to one or more committees (each, an “Award Committee”) appointed by the Plan Administrator, each consisting of at least one member of the Board who may or may not be employed by the Company. Except as otherwise explicitly set forth in the Plan, an Award Committee shall have the authority, under such conditions and limitations as the Plan Administrator may from time to time establish, to determine all matters relating to awards under the Plan to employees, proposed employees and independent contractors of the Company or one or more subsidiaries of the Company, including the selection of individuals to be granted awards, the type of awards, the number of shares of Common Stock subject to an award, vesting conditions, and any and all other terms, conditions, restrictions and limitations, if any, of an award.

          2.2 Rule 16b-3 and Code Section 162(m). Notwithstanding any provision of this Plan to the contrary, only the Board or a committee composed of two or more “Non-Employee Directors” may make determinations regarding grants of awards to officers, directors and 10% stockholders of the Company. (The term “Non-Employee Directors” shall have the meaning set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Plan Administrator shall have the authority and discretion to determine the extent to which awards will conform to the requirements of Section 162(m) Internal Revenue Code of 1986, as amended (the “Code”), and to take such action, establish such procedures, and impose such restrictions as the Plan Administrator determines to be necessary or appropriate to conform to such requirements.

          2.3 Other Plans. The Plan Administrator shall also have authority to grant awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company, including the plan of any entity acquired by the Company.

     3. Eligibility. Any employee of the Company shall be eligible to receive any award under the Plan. Directors who are not employees, proposed directors, proposed employees and independent contractors shall be eligible to receive awards other than Incentive Stock Options (as defined in Section 5.2). For purposes of this Section 3, the “Company,” with respect to all awards under the Plan other than Incentive Stock Options, includes any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Plan Administrator. With respect to Incentive Stock Options, the “Company” includes any parent or subsidiary of the Company as defined in Section 424 of the Code.

     4. Shares Subject to the Plan

          4.1 Number and Source. The shares offered under the Plan shall be shares of Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Plan Administrator may from time to time determine. Subject to adjustment as provided in Section 4.3, the aggregate number of shares that may be issued under the Plan shall not exceed 4,000,000 shares; provided, however that awards shall not be granted under the Plan if, at the time of such grant, the aggregate number of shares of Stock that have been or may be issued under previously granted awards or options under the Plan equal or exceed the sum of (a) 20% of the total number of outstanding shares at such time, plus (b) the number of shares exercised with respect to any awards granted under the plan. The aggregate number of shares that may be covered by awards granted to any one individual in any year shall not exceed 50% of the total number of shares that may be issued under the Plan.

          4.2 Shares Available. Any shares subject to an award granted under the Plan that is forfeited, terminated or canceled, or any shares that do not vest, shall again be available for the granting of awards under the Plan. If a stock appreciation right is settled in cash, the shares covered by such award shall remain available for the granting of other awards. The payment of cash dividends and dividend equivalents paid in cash in conjunction with outstanding awards shall not be counted against the shares available for issuance.

          4.3 Adjustment of Shares Available. The aggregate number and type of shares available for awards under the Plan, the maximum number and type of shares that may be subject to awards to any individual under the Plan, the number and type of shares covered by each outstanding award, and the exercise price per share (but not the total price) for stock options, stock appreciation rights or similar awards outstanding under the Plan shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any split-up, combination or exchange of shares, consolidation, spin-off or recapitalization of shares or any like capital adjustment or the payment of any stock dividend.

          4.4 Transfer of Control. In the event of a Transfer of Control (as defined below), the surviving, continuing, successor or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”) shall either assume the Company’s rights and obligations under outstanding awards or substitute for outstanding awards substantially equivalent awards for the Acquiring Corporation’s stock. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding awards in connection with the Transfer of Control, the Board may, in its discretion, provide that any unexercisable and/or unvested portion of the outstanding awards shall be immediately exercisable and vested in full on or before the date of the Transfer of Control. The exercise and/or vesting of any award that is permissible solely by reason of this Section 4.4 shall be conditioned upon the consummation of the Transfer of Control. Any awards that are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised on or before the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Unless otherwise determined by the Board, a “Transfer of Control” shall be deemed to have occurred in the event of any of the following: (a) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company if the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange; (b) a merger or consolidation if the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation (regardless of whether the Company is the surviving corporation); (c) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (d) a liquidation or dissolution of the Company.

     5. Awards

          5.1 Types of Awards. Subject to the Plan, the Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of awards to be granted to employees, directors and independent contractors under the Plan. Such awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options (as defined in Section 5.2), stock appreciation rights or restricted stock awards. Such awards may be granted either alone, in addition to or in tandem with any other type of award granted under the Plan.

2

          5.2 Stock Options. The Plan Administrator may grant stock options, designated as “Incentive Stock Options,” which comply with the provisions of Section 422 of the Code or any successor statutory provision, or “Nonqualified Stock Options.” The price for which shares may be purchased upon exercise of a particular option shall be determined by the Plan Administrator; however, the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such shares on the date such option is granted (110% if options are intended to be Incentive Stock Options and are granted to a stockholder who at the time the option is granted owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company). For purposes of the Plan, “Fair Market Value” as to a particular day equals shall be (a) as determined by the Board for grants prior to the date (the “IPO Date”) that shares of Common Stock first become registered under Section 12 of the 1934 Act, (b) the initial public offering price per share for grants on the IPO Date, and (c) the per share closing price for the Common Stock as reported for the prior trading day in the Wall Street Journal or in such other source as the Plan Administrator deems reliable for grants after the IPO Date. The Plan Administrator shall set the term of each stock option, but no Incentive Stock Option shall be exercisable more than 10 years after the date such option is granted and, to the extent the aggregate Fair Market Value (determined as of the date the option is granted) of Common Stock with respect to which Incentive Stock Options granted to a particular individual become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000 (or such corresponding amount as may be set by the Code) such options shall be treated as Nonqualified Stock Options. An optionholder and the Plan Administrator can agree at any time to convert an Incentive Stock Option to a Nonqualified Stock Option.

          5.3 Stock Appreciation Rights. The Plan Administrator may grant stock appreciation rights, either in tandem with a stock option granted under the Plan or with respect to a number of shares for which an option is not granted. A stock appreciation right shall entitle the holder to receive, with respect to each share of stock as to which the right is exercised, payment in an amount equal to the excess of the share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted. Such payment may be made in cash or in shares of Common Stock valued at Fair Market Value as of the date of the surrender, or partly in cash and partly in shares of Common Stock, as determined by the Plan Administrator in its sole discretion. The Plan Administrator may establish a maximum appreciation value payable for stock appreciation rights.

          5.4 Restricted Stock Awards. The Plan Administrator may grant restricted stock awards under the Plan in Common Stock or denominated in units of Common Stock. The Plan Administrator, in its discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, profit-related return ratios, cash flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. The Plan Administrator may choose, at the time of granting an award or at any time thereafter up to the time of payment of the award, to include as part of such award an entitlement to receive dividends or dividend equivalents, subject to such terms as the Plan Administrator may establish. All dividends or dividend equivalents that are not paid currently may, in the Plan Administrator’s sole discretion, accrue interest and be paid to the participant if, when and to the extent such award is paid.

          5.5 Payment; Deferral. Awards granted under the Plan may be settled through cash payments, the delivery of Common Stock (valued at Fair Market Value) or the granting of awards or combinations thereof as the Plan Administrator shall determine. Any award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits to deferred stock unit equivalents.

          5.6 Individual Award Agreements. Stock Options shall and other awards may be evidenced by agreements between the Company and the recipient in such form and content as the Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan. Such individual agreements may contain such provisions or conditions as the Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan and may be amended from time to time in accordance with the terms thereof.

3

     6. Award Exercise

          6.1 Precondition to Stock Issuance. No shares shall be delivered pursuant to the exercise of any stock option or stock appreciation right, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Plan Administrator to be applicable thereto and until, in the case of the exercise of an option, payment in full of the option price thereof (in cash or stock as provided in Section 6.3) is received by the Company. No holder of an option or stock appreciation right, or any legal representative, legatee or distributee shall be or be deemed to be a holder of any shares subject to such option or right unless and until such shares are issued.

          6.2 No Fractional Shares. No stock option may at any time be exercised with respect to a fractional share. No fractional share shall be issued with respect to a stock appreciation right; however, a fractional stock appreciation right may be exercised for cash.

          6.3 Form of Payment. An optionee may exercise a stock option using as the form of payment (a) cash or cash equivalent, (b) stock-for-stock payment (as described below), (c) any combination of the above, or (d) such other means as the Plan Administrator may approve. Any optionee who owns Common Stock may use such shares as a form of payment to exercise stock options granted under the Plan. The Plan Administrator, in its discretion, may restrict or rescind this right by notice to optionees. A stock option may be exercised in such manner only by tendering (actually or by attestation) to the Company whole shares of Common Stock having a Fair Market Value equal to or less than the exercise price. If an option is exercised by surrender of shares having a Fair Market Value less than the exercise price, the optionholder must pay the difference in cash.

     7. Automatic Grant Program

          7.1 Amount and Date of Grant. During the term of the Plan, the Company shall make automatic grants of options (“Automatic Options”) in the form of Nonqualified Stock Options to each Board member (“Eligible Director”) (or proposed Board member pursuant to Section 7.1.3) who is not employed by the Company, whether or not such person is a Non-Employee Director as referred to in Section 2.2 as follows:

               7.1.1 Quarterly Grants. On the last day of each fiscal quarter (each, a “Quarterly Grant Date”), an Automatic Option to acquire 1,000 shares of Common Stock shall be granted to each Eligible Director for so long as shares of Common Stock are available under Section 4.1 hereof. Any Eligible Director that was granted an Automatic Option under Section 7.1.2 or Section 7.1.3 within 90 days of a Quarterly Grant Date shall be ineligible to receive an Automatic Option pursuant to this Section 7.1.1 on such Quarterly Grant Date.

               7.1.2 Initial New Director Grants. On the Initial Grant Date, every new member of the Board, who is an Eligible Director and has not previously received an Automatic Option under this Section 7.1.2 shall be granted an Automatic Option to acquire 5,000 shares of Common Stock for so long as shares of Common Stock are available under Section 4.1 hereof. The “Initial Grant Date” shall be the date that an Eligible Director is first appointed or elected to the Board. Any Eligible Director who previously received an Automatic Option pursuant to Section 7.1.3 shall be ineligible to receive an Automatic Option pursuant to this Section 7.1.2.

               7.1.3 Initial Proposed Director Grants. On the date that shares of Common Stock first become registered under Section 12 of the 1934 Act, the Company shall grant an Automatic Option to acquire 10,000 shares of Common Stock to each non-employee whose election to the Board is proposed as of such date.

          7.2 Exercise Price. The exercise price per share of Common Stock subject to each Automatic Option granted under Section 7.1.1 or Section 7.1.2 shall be equal to 100 percent of the Fair Market Value per share of the Common Stock on the date such Automatic Option was granted as determined in accordance with the valuation provisions of Section 5.2. The exercise price per share of Common Stock subject to each Automatic Option granted under Section 7.1.3 shall be equal to the initial public offering price per share of Common Stock.

4

          7.3 Vesting. Each Automatic Option granted pursuant to Section 7.1.1 shall vest and become exercisable 12 months after the date of grant. Each Automatic Option granted pursuant to Section 7.1.2 shall vest and become exercisable in a series of three equal and successive installments with the first installment vested on the date of grant and the next two installments 12 months and 24 months after the date of grant. Each Automatic Option granted pursuant to Section 7.1.3 shall vest and become exercisable in a series of three equal and successive installments with the first installment vested on the date of the recipient’s election to the Board and the next two installments 12 months and 24 months after the date of grant. Each Automatic Option shall vest and become exercisable only if the optionholder has not ceased serving as a Board member as of such vesting date.

          7.4 Term of Automatic Options. Each Automatic Option shall expire on the tenth anniversary (the “Expiration Date”) of the date on which such Automatic Option was granted. Except as determined by the Plan Administrator, should an Eligible Director’s service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, the Automatic Option term shall immediately be modified and the Automatic Option shall terminate and cease to be outstanding in accordance with the following provisions:

               7.4.1 The Automatic Option shall immediately terminate and cease to be outstanding with respect to any shares that were not vested at the time of the optionholder’s cessation of Board service; provided, however, that a proposed director who receives a grant pursuant to Section 7.1.3 shall not be treated as ceasing to serve as a Board member for purposes of this Section 7 prior to such individual’s election to the Board.

               7.4.2 Should an optionholder cease, for any reason other than death, to serve as a member of the Board, then the optionholder shall have 90 days measured from the date of such cessation of Board service in which to exercise his or her Automatic Options that vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

               7.4.3 Should an optionholder die while serving as a Board member or within 90 days after cessation of Board service, then the personal representative of the optionholder’s estate (or the person or persons to whom the Automatic Option is transferred pursuant to the optionholder’s will or in accordance with the laws of the descent and distribution) shall have a 90-day period measured from the date of the optionholder’s cessation of Board service in which to exercise the Automatic Options that vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

          7.5 Other Terms. Except as expressly provided otherwise in this Section 7, an Automatic Option shall be subject to all of the terms and conditions of the Plan. Eligible Directors shall be entitled to receive other awards under the Plan or other plans of the Company in accordance with the terms and conditions thereof.

     8. Transferability. Any Incentive Stock Option granted under the Plan shall, during the recipient’s lifetime, be exercisable only by such recipient, and shall not be assignable or transferable by such recipient other than by will or the laws of descent and distribution. Except as specifically allowed by the Plan Administrator, any other award under the Plan and any of the rights and privileges conferred thereby shall not be assignable or transferable by the recipient other than by will or the laws of descent and distribution and such award shall be exercisable during the recipient’s lifetime only by the recipient.

     9. Withholding Taxes; Other Deductions. The Company shall have the right to deduct from any settlement of an award granted under the Plan, including the delivery or vesting of shares, (a) an amount sufficient to cover withholding as required by law for any federal, state or local taxes, and (b) any amounts due from the recipient of such award to the Company or to any parent or subsidiary of the Company or to take such other action as may be necessary to satisfy any such withholding or other obligations, including withholding from any other cash amounts due or to become due from the Company to such recipient an amount equal to such taxes or obligations.

     10. Termination of Services. The terms and conditions under which an award may be exercised following termination of a recipient’s employment, directorship or independent contractor relationship with the Company shall be determined by the Plan Administrator; provided, however, that Incentive Stock Options shall not

5

be exercisable at any time after the earliest of the date that is (a) three months after termination of employment, unless due to death or Disability (as defined in Section 22(e)(3) of the Code); (b) one year after termination of employment due to Disability; or (c) ten years after the date of grant (five years if granted to a stockholder who at the time the option is granted owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company).

     11. Term of the Plan. The Plan shall become effective as of the date of adoption by the Board, and shall remain in full force and effect through the date that is ten years thereafter, unless sooner terminated by the Board. After the Plan is terminated, no future awards may be granted, but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

     12. Plan Amendment. The Board may amend, suspend or terminate the Plan at any time; provided that no such amendment shall be made without the approval of the Company’s stockholders (a) that would increase the number of shares available for issuance under the Plan (other than in accordance with Section 4.3), or (b) if such approval is required (i) to comply with Section 422 of the Code with respect to Incentive Stock Options, or (ii) for purposes of Section 162(m) of the Code.

     13. Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue awards to acquire its Common Stock.

     14. Bifurcation of the Plan. Notwithstanding any provision of this Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the 1934 Act without so restricting, limiting or conditioning the Plan with respect to other participants.

6

Appendix B

MARINEMAX, INC.
1998 EMPLOYEE STOCK PURCHASE PLAN
(As amended through December 2, 2004)

ARTICLE I
PURPOSE

     1.1 Name. This Stock Purchase Plan shall be known as the MarineMax 1998 Employee Stock Purchase Plan (the “Plan”).

     1.2 Purpose. The Plan is intended to provide a method whereby employees of MarineMax, Inc., a Delaware corporation (the “Company”), and one or more of its Subsidiary Corporations will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.

     1.3 Qualification. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

ARTICLE II
DEFINITIONS

     2.1 Base Pay. “Base Pay” shall mean the estimated annual compensation of an Employee and (a) with respect to a salaried Employee, shall be based on such Employee’s current annual salary and (b) with respect to a hourly Employee, shall be based on such Employee’s RHE times such Employee’s regular straight-time hourly rate. Shift premium, bonuses, “skill-based” pay, and other special payments, commissions (unless such commissions represent the primary source of compensation, as determined by the Committee) and other marketing incentive payments shall not be included in Base Pay. For purpose of the foregoing, “RHE” for a full-time Employee shall mean the sum of (a) 2080 and (b) 1.5 times the estimated number of overtime hours to be worked annually and “RHE” for a part-time Employee shall mean 1040. If any Offering is a six-month Offering, the Base Pay shall be divided by one-half.

     2.2 Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.

     2.3 Closing Price. “Closing Price” shall have the meaning set forth in Section 6.2.

     2.4 Committee. “Committee” shall have the meaning set forth in Section 11.1.

     2.5 Employee. “Employee” shall mean any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

     2.6 Offering. “Offering” shall have the meaning set forth in Section 4.1.

     2.7 Offering Commencement Date. “Offering Commencement Date” shall have the meaning set forth in Section 4.1.

     2.8 Offering Termination Date. “Offering Termination Date” shall have the meaning set forth in Section 4.1.

     2.9 Option. “Option” shall have the meaning set forth in Section 6.1.

     2.10 Option Price. “Option Price” shall have the meaning set forth in Section 6.2.

     2.11 Participating Company. “Participating Company” shall mean the Company and such Subsidiary Corporations as may be designated from time to time by the Board of Directors of the Company.

     2.12 Participant. “Participant” shall have the meaning set forth in Section 3.4.

     2.13 Participation Amount. “Participation Amount” shall have the meaning set forth in Section 5.1.

     2.14 Stock. “Stock” shall mean the Common Stock of the Company, par value one-tenth of one cent ($.001 per share).

     2.15 Subsidiary Corporation. “Subsidiary Corporation” shall mean any present or future corporation which would be a “subsidiary corporation” of the Company, as that term is defined in Code Section 424.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

     3.1 Initial Eligibility. Any Employee who shall have completed one year of continuous employment with a Participating Company and is employed by a Participating Company on the date such Employee’s participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan that commence on or after such one-year employment period has concluded. Notwithstanding the foregoing, however, any Employee who is employed by a Participating Company as of September 1, 1998, shall be eligible to participate in the Offering commencing on October 1, 1998, regardless of the length of such Employee’s employment with a Participating Company prior to such date. Any corporation that becomes a Subsidiary Corporation after the initial Offering Commencement Date shall become a Participating Company only upon the decision of the Board of Directors of the Company to designate such Subsidiary Corporation as a Participating Company and to extend the benefits of the Plan to its eligible Employees.

     3.2 Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee’s employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by a Participating Company of any Employee’s leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an Employee’s employment for all purposes of the Plan and shall terminate such Employee’s participation in the Plan and right to exercise any Option.

     3.3 Restrictions on Participation. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option to participate in the Plan:

          (a) if, immediately after the grant, such Employee would own Stock, and/or hold outstanding Options to purchase Stock, possessing five percent or more of the total combined voting power or value of all classes of Stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining Stock ownership of any Employee); or

          (b) which permits such Employee’s rights to purchase Stock under all employee stock purchase plans of the Company and all Participating Companies to accrue at a rate that exceeds $25,000 in fair market value of the Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

     3.4 Commencement of Participation. An eligible Employee may become a participant (“Participant”) by completing the enrollment forms prescribed by the Committee (including a purchase agreement and a payroll deduction authorization) and filing such forms with the designated office of the Company prior to the Offering Commencement Date for the next scheduled Offering. Payroll deductions for a Participant shall commence on the next scheduled Offering Commencement Date when such Participant’s authorization for a payroll deduction becomes effective and shall continue in effect for the term of this Plan, except to the extent such payroll deduction is changed in accordance with this Section 3.4 or terminated in accordance with Article 8. Subject to Section 5.4, a Participant may, at any time, increase or decrease the rate of, or cease, the Participant’s payroll

2

deductions by filing the appropriate form with the designated office of the Company and such change shall become effective as of the next applicable Offering Commencement Date.

ARTICLE IV
OFFERINGS

     4.1 Annual Offerings. The Plan will be implemented by up to ten annual offerings (“Offerings”) of the Company’s Stock beginning on the 1st day of October in each of the years 1998 through 2007, with each Offering terminating on September 30 of the next year; provided, however, that each annual Offering may, in the discretion of the Committee exercised prior to the commencement thereof, be divided into two six-month Offerings commencing respectively, on October 1 and April 1, and terminating six months thereafter. As used in the Plan, “Offering Commencement Date” means the October 1 or April 1, as the case may be, on which the particular Offering begins and “Offering Termination Date” means the March 31 or September 30, as the case may be, on which the particular Offering terminates. Any decision of the Committee to adjust the number of shares of Stock in an Offering must be made prior to the Offering Commencement Date of that Offering.

ARTICLE V
PAYROLL DEDUCTIONS

     5.1 Percentage of Participation. At the time an Employee files authorization for payroll deductions and becomes a Participant in the Plan, the Employee shall elect to have deductions made from the Employee’s pay on each payday during the time the Employee is a Participant in an Offering. Such deductions shall be an amount equal to the Employee’s Participation Amount divided by the number of payroll periods occurring during the Offering. An Employee’s “Participation Amount” shall equal the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10 percent (as elected by the Employee) times such Employee’s Base Pay in effect at the Offering Commencement Date of such Offering; provided, however, that prior to any Offering Commencement Date, the Committee shall have the discretion to limit deductions to less than 10 percent (but no less than 5 percent) for any Offering.

     5.2 Calculation of Base Pay. An Employee’s Base Pay as of an Offering Commencement Date and whether an Employee is “part-time” shall be determined in the discretion of the Committee based on the provisions of this Plan. In calculating an Employee’s normal weekly rate of pay under this Section 5.2, retroactive adjustments occurring during an Offering that are retroactive to the last day prior to the Offering Commencement Date of that particular Offering shall be taken into account. In addition, if an Employee’s Base Pay includes commissions, the Committee may set such Employee’s Base Pay based upon commission averages and standards as determined in the discretion of the Committee.

     5.3 Participant’s Account. All payroll deductions made for a Participant pursuant to this Article 5 shall be credited to such Participant’s account under the Plan. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.5.

     5.4 Changes in Payroll Deductions. A Participant may discontinue participation in the Plan as provided in Article 8, but no other change can be made during an Offering and, specifically, a Participant may not alter the amount of such Participant’s payroll deductions for that Offering.

     5.5 Leave of Absence. If a Participant goes on a leave of absence, such Participant shall have the right to elect: (a) to withdraw the balance in such Participant’s account pursuant to Section 8.1 hereof, or (b) to discontinue contributions to the Plan but remain a Participant in the Plan, or remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Participating Company to such Participant are insufficient to meet such Participant’s authorized Plan deductions.

3

ARTICLE VI
GRANTING OF OPTION

     6.1 Number of Option Shares. On each Offering Commencement Date, a Participant shall be deemed to have been granted an option (“Option”) to purchase a maximum number of shares of Stock equal to the Participation Amount with respect to such Participant, divided by the Option Price, determined as provided in Section 6.2 hereof.

     6.2 Option Price. The “Option Price” of Stock for each Offering shall be the lower of (a) 85% of the Closing Price of the Stock on the Offering Commencement Date, or (b) 85% of the Closing Price of the Stock on the Offering Termination Date. The “Closing Price” of the Stock as to a particular day shall be the closing price of the Stock as reported for such day in the Wall Street Journal or in such other source as the Committee deems reliable. If the Stock is not traded on the New York Stock Exchange or other principal exchange or market on which it is authorized or listed for trading on the Offering Commencement Date and/or Offering Termination Date, as the case may be, the Closing Price for the Stock as to either of such dates on which such trading did not occur shall be the Closing Price on the nearest prior business day on which trading did occur.

ARTICLE VII
EXERCISE OF OPTION

     7.1 Automatic Exercise. Unless a Participant gives written notice to the Company as hereinafter provided, such Participant’s Option for the purchase of Stock granted under Section 6.1 hereof will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Stock that the accumulated payroll deductions in such Participant’s account at that time will purchase at the applicable Option Price (but not in excess of the number of shares for which Options have been granted to the Employee pursuant to Section 6.1 hereof).

     7.2 Fractional Shares. Fractional shares will not be issued under the Plan and any accumulated payroll deductions that would have been used to purchase fractional shares will be, at the option of the Committee, either (a) returned (without interest) to the Participant promptly following the termination of an Offering, or (b) added to the Participation Amount for such Participant and held for the purchase of Stock in connection with the next Offering; provided, however, that such amount (without interest) shall be refunded to any Participant who provides the Company with a written request for a refund prior to the use of such amount to purchase Stock at the end of the next Offering.

     7.3 Transferability of Option. During a Participant’s lifetime, Options held by such Participant shall be exercisable only by such Participant.

     7.4 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, the Stock purchased upon exercise of such Participant’s Option. All Stock delivered to each Participant will contain a restriction stating that such Stock is restricted from being transferred for a period of one year from the date of issuance unless the Committee otherwise consents. The Committee may withhold its consent to any such transfer in its absolute and sole discretion. Any transfer in violation of the legend placed on each such stock certificate shall be void ab initio. In no event, however, shall Stock be forfeited for violation of the transfer restriction.

ARTICLE VIII
WITHDRAWAL

     8.1 In General. At any time prior to the last five days of an Offering, a Participant may withdraw payroll deductions credited to such Participant’s account under the Plan by giving written notice to the designated office of the Company, which withdrawal notice shall be in form and substance as decided by the Committee. All of the Participant’s payroll deductions credited to the Participant’s account will be paid to the Participant promptly after receipt of such Participant’s notice of withdrawal, and no further payroll deductions will be made from the Participant’s pay during such Offering or during any subsequent Offering unless the Participant re-enrolls as

4

provided in Section 8.2 hereof. The Company may, at its option, treat any attempt by a Participant to borrow on the security of such Participant’s accumulated payroll deductions as an election to withdraw such deductions.

     8.2 Effect on Subsequent Participation. An Employee’s withdrawal from any Offering will not have any effect upon such Employee’s eligibility to participate in any succeeding Offering or in any similar plan that may hereafter be adopted by the Company. In order to be eligible for a subsequent Offering; however, an Employee who has withdrawn from an Offering must satisfy the requirements of Section 3.4 hereof prior to the Offering Commencement Date of such subsequent Offering.

     8.3 Termination of Employment. Upon termination of a Participant’s employment for any reason, including retirement (but excluding death or permanent disablement while in the employ of a Participating Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to such Participant’s account will be returned to the Participant, or, in the case of the Participant’s death subsequent to the termination of such Participant’s employment, to the person or persons entitled thereto under Section 12.1 hereof.

     8.4 Termination of Employment Due to Death. Upon termination of a Participant’s employment because of death or permanent disablement, the Participant or Participant’s beneficiary (as defined in Section 12.1 hereof) shall have the right to elect, by written notice given to the designated office of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of 60 days commencing with the termination of the Participant’s employment, either:

          (a) to withdraw all of the payroll deductions credited to the Participant’s account under the Plan; or

          (b) to exercise the Participant’s Option on the next Offering Termination Date and purchase the number of full shares of Stock that the accumulated payroll deductions in the Participant’s account at the date of the Participant’s cessation of employment will purchase at the applicable Option Price, and any excess in such account will be returned to said beneficiary, without interest.

In the event that no such written notice of election shall be duly received by the designated office of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant’s Option.

     8.5 Leave of Absence. A Participant on leave of absence shall, subject to the election made by such Participant pursuant to Section 5.5 hereof, continue to be a Participant in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: (a) the termination of such leave of absence, or (b) three months after the 90th day of such leave of absence, such Participant’s participation in the Plan shall terminate on whichever of such dates first occurs.

ARTICLE IX
INTEREST

     9.1 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant, including any interest paid on any and all money which is distributed to a Participant or such Participant’s beneficiary pursuant to the provisions of Sections 7.2, 8.1, 8.3, 8.4 and 10.1 hereof.

ARTICLE X
STOCK

     10.1 Maximum Shares. The maximum number of shares of Stock that shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 hereof, shall be 750,000 shares. If the total number of shares for which Options are exercised on any Offering Termination Date in

5

accordance with Article 6 exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as the Committee shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to such Participant as promptly as possible.

     10.2 Participant’s Interest in Option Stock. A Participant will have no interest in Stock covered by such Participant’s Option until such Option has been exercised.

     10.3 Issuance of Shares. The shares issued upon the exercise of any such Option may be, as the Committee may from time to time determine: (i) unissued shares of Stock, (ii) shares of Stock now held as treasury shares; or (iii) shares of Stock subsequently acquired by the Company, including, without limitation, shares of Stock purchased in the open market by the Company.

     10.4 Registration of Stock. Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the designated office of the Company prior to the Offering Termination Date applicable thereto, in the names of the Participant and the Participant’s spouse, in the form and manner permitted by applicable law.

     10.5 Restrictions on Exercise. The Board of Directors may, in its discretion, require as conditions to the exercise of any Option that the shares of Stock reserved for issuance upon the exercise of the Option shall have been duly listed, upon official notice of issuance, upon the New York Stock Exchange or other principal exchange or market on which the Common Stock is authorized or listed for trading, and that either:

          (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

          (b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is such Participant’s intention to purchase the shares for investment and not for resale or distribution.

ARTICLE XI
ADMINISTRATION

     11.1 Appointment of Committee. The Board of Directors shall appoint a committee (“Committee”) to administer the Plan, which shall consist of no fewer than two (2) members of the Board of Directors. Members of the Committee who are Employees shall be eligible to purchase Stock under the Plan.

     11.2 Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee’s determination regarding the foregoing matters shall be conclusive. The Committee may delegate its authority as it deems necessary or appropriate.

     11.3 Rules Governing Administration of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

6

ARTICLE XII
MISCELLANEOUS

     12.1 Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any Stock and/or cash that such Participant would be entitled to under the Plan. Such designation of beneficiary may be changed by the Participant at any time by written notice to the designated office of the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant’s death of a beneficiary validly designated by the Participant under the Plan, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Stock or cash credited to the Participant under the Plan.

     12.2 Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to an Option granted under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant, other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 8.

     12.3 Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     12.4 Adjustment Upon Changes in Capitalization.

          (a) If, while any Options are outstanding, the outstanding shares of Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or type of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split (whether or not effected in the form of a stock dividend), reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or type of shares of Stock that are subject to purchase under outstanding Options and to the Option Price applicable to such outstanding Options. In addition, in any such event, the number and/or type of shares of Stock which may be offered in the Offerings described in Article 4 hereof shall also be proportionately adjusted.

          (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the assets or stock of the Company to another corporation, the holder of each Option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such Option for each share as to which such Option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such Option might thereafter be entitled to receive.

     12.5 Amendment and Termination. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided; however, that the Board of Directors shall not, without the approval of the stockholders of the Company (a) increase the maximum number of shares that may be issued under the Plan (except pursuant to Section 12.4 hereof); or (b) amend the requirements as to the class of Employees eligible to purchase Stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of a Participant then holding an Option under the Plan to purchase stock, adversely affect the rights of such Participant under such Option.

7

     12.6 No Employment Rights. The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by any Participating Company, and it shall not be deemed to interfere in any way with any Participating Company’s right to terminate, or otherwise modify, an Employee’s employment at any time.

     12.7 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

     12.8 Governing Law. The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

8

This Proxy is Solicited on Behalf of the Board of Directors
MARINEMAX, INC.
2005 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of MARINEMAX, INC., a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated December 27, 2004, and hereby appoints William H. McGill Jr. and Michael H. McLamb and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of MARINEMAX, INC., to be held on Thursday, February 3, 2005, at 8:00 a.m., local time, at the executive offices of the Company, 18167 U.S. Highway 19 North, Suite 300, Clearwater, Florida, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

ANNUAL MEETING OF STOCKHOLDERS OF

MARINEMAX, INC.

February 3, 2005

Please date, sign and mail your proxy card in the

envelope provided as soon as possible

ˆ Please detach along perforated line and mail in the envelope provided. ˆ

FOR EACH OF THE MATTERS SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS:

☐ FOR all nominees ☐ WITHHOLD AUTHORITY for all nominees ☐ FOR ALL EXCEPT (see instructions below)

NOMINEES: ☐ Robert D. Basham ☐ Michael H. McLamb

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ■

2.	PROPOSAL TO APPROVE THE AMENDMENT TO THE 1998 INCENTIVE STOCK PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	PROPOSAL TO APPROVE THE AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

And upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE AMENDMENT TO THE 1998 INCENTIVE STOCK PLAN, FOR THE APPROVAL OF THE AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.